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                                                                    EXHIBIT 23.3

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


    We hereby consent to the incorporation by reference in this Amendment No. 1 to the Registration Statement of our report dated March 30, 1995, relating to the financial statements of Teledial America, Inc. (d/b/a U.S. Signal Corporation) appearing in Form 8-K of LCI International, Inc. dated December 17, 1995.


    We also consent to the reference to us under the caption "Experts" in the Prospectus.


                                                  /S/ BDO SEIDMAN, LLP



Grand Rapids, Michigan
November 6, 1997